UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 9, 2023

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

See the disclosure set forth in Item 5.03 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2023, at the 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”), the Company’s shareholders approved the Seventh Amended and Restated Memorandum and Articles of Association of the Company (the “Seventh Restated Articles”), which amended the Sixth Amended and Restated Memorandum and Articles of Association of the Company (the “Existing Articles”) to comply with the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong (the “HK Listing Rules”).

The Seventh Restated Articles include the following key changes to the Existing Articles:

Inspection of Register of Members

In the Seventh Restated Articles, the Company amended the Existing Articles such that any register held in Hong Kong shall during normal business hours (subject to such reasonable restrictions as the Board of Directors of the Company (the “Board of Directors”) may impose) be open to inspection by a member on payment of a fee of such amount not exceeding the maximum amount as may from time to time be permitted under the HK Listing Rules as the Board of Directors may determine for each inspection, provided that the Company may close the register in terms equivalent to section 632 of the Companies Ordinance (Cap. 622) of Hong Kong.

Annual Meeting

In the Seventh Restated Articles, the Company amended the Existing Articles to require that, to the extent required by the rules of the stock exchanges on which the Company lists its securities as applicable from time to time, the Company hold a general meeting as its annual general meeting for each financial year.

Proceedings at General Meetings

In the Seventh Restated Articles, the Company amended the Existing Articles such that subject to any rights and restrictions then applicable to any class or classes of shares, every shareholder of the Company present has the right to speak at any general meeting.

Votes of Members

In the Seventh Restated Articles, the Company amended the Existing Articles such that to the extent a shareholder is required to abstain from voting on a resolution or is restricted to voting only for or only against a resolution, any votes cast by or on behalf of such shareholder in contravention of that requirement or restriction are not counted to the Company’s knowledge.

Term for Directors

In the Seventh Restated Articles, the Company amended the Existing Articles such that, to the extent required by applicable HK Listing Rules, any director appointed to fill a vacancy arising from the resignation of a former director or as an addition to the existing board, shall only hold office until the next annual general meeting of the Company and shall then be eligible for re-election at that meeting.

Auditor

In the Seventh Restated Articles, the Company amended the Existing Articles such that, to the extent required by the applicable HK Listing Rules, at every annual general meeting the Members shall appoint, by Ordinary Resolution, an auditor or auditors to hold office until the next annual general meeting. The removal of an auditor before the expiration of such term shall require the approval of an Ordinary Resolution. The remuneration of the auditors shall be fixed by Ordinary Resolution at the annual general meeting at which they are appointed; provided that, with respect to any year, the Members may, by Ordinary Resolution, delegate the fixing of such remuneration to the Board of Directors at the annual general meeting.

The Seventh Restated Articles also contain additional changes to implement the above amendments.

The foregoing description of the terms of the Seventh Restated Articles and the changes to the Existing Articles are qualified in its entirety by the full text of the Seventh Restated Articles, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2023, the Company held its Annual Meeting. As disclosed in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”), there were 1,362,652,101 ordinary shares entitled to vote at the Annual Meeting as of the record date of April 17, 2023 (the “Record Date”), including ordinary shares in the form of American Depositary Shares, each representing 13 ordinary shares, and ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”).

At the Annual Meeting, of the ordinary shares entitled to vote, 1,053,001,788 ordinary shares, including ordinary shares represented by ADSs, or approximately 77.3% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 1 through 7 and Resolutions 9 through 16; and 1,047,577,788 ordinary shares, including ordinary shares represented by ADSs, or approximately 76.9% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 8. In accordance with the Company’s Existing Articles, (a) the quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll, and (b) the quorum required for a general meeting at which a special resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least two-thirds of all votes capable of being exercised on a poll.

The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Annual Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1)    Ordinary resolution: to re-elect Dr. Margaret Dugan to serve as a Class I director until the 2026 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,043,071,109	9,915,997	14,682	—

Accordingly, Dr. Margaret Dugan was re-elected to serve as a Class I director.

(2)    Ordinary resolution: to re-elect John V. Oyler to serve as a Class I director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,040,325,525	12,461,780	214,483	—

Accordingly, John V. Oyler was re-elected to serve as a Class I director.

(3)    Ordinary resolution: to re-elect Dr. Alessandro Riva to serve as a Class I director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,029,761,599	23,222,127	18,062	—

Accordingly, Dr. Alessandro Riva was re-elected to serve as a Class I director.

The proposals for the election of directors related solely to the election of Class I directors nominated by the Board of Directors. The terms of the following directors continued after the Annual Meeting: Donald W. Glazer, Michael Goller, Anthony C. Hooper, Ranjeev Krishana, Thomas Malley, Dr. Corazon (Corsee) D. Sanders, Dr. Xiaodong Wang and Qingqing Yi.

(4)    Ordinary resolution: to approve and ratify the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s reporting accounting firms for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,052,805,024	172,917	23,847	—

Accordingly, the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s reporting accounting firms was approved and ratified.

(5)    Ordinary resolution: to authorize the Board of Directors to fix the auditors’ remuneration for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,052,931,046	57,900	12,842	—

Accordingly, the Board of Directors was authorized to fix the auditors’ remuneration for the fiscal year ending December 31, 2023.

(6)    Ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding our RMB Shares) and/or ADSs not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
840,972,117	211,977,909	51,762	—

Accordingly, the General Mandate to Issue Shares was approved.

(7)    Ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in the Proxy Statement (the “General Mandate to Repurchase Shares”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,051,315,803	1,653,723	32,262	—

Accordingly, the General Mandate to Repurchase Shares was approved.

(8)    Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year (the “Connected Person Placing Authorization I”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
469,735,693	301,461,113	276,380,982	—

Accordingly, the Connected Person Placing Authorization I was approved.

(9)    Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then- outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen (the “Connected Person Placing Authorization II”):

Votes For	Votes Against	Abstentions	Broker Non- Votes
531,543,287	282,998,210	238,460,291	—

Accordingly, the Connected Person Placing Authorization II was approved.

(10)    Ordinary resolution: to approve the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 (the “Restated Second Amendment”) to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen:

Votes For	Votes Against	Abstentions	Broker Non- Votes
706,984,455	107,598,758	238,418,575	—

Accordingly, the grant of an option to acquire shares to Amgen pursuant to the terms of the Restated Second Amendment was approved.

(11)    Ordinary resolution: to approve the grant of restricted share units (“RSUs”) with a grant date fair value of US$5,500,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
922,909,883	79,685,760	50,406,145	—

Accordingly, the grant of RSUs to Mr. John V. Oyler under the 2016 Plan was approved.

(12)    Ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
959,826,464	82,102,726	11,072,598	—

Accordingly, the grant of RSUs to Dr. Xiaodong Wang under the 2016 Plan was approved.

(13)    Ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
968,887,884	80,929,272	3,184,632	—

Accordingly, the grant of RSUs to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, was approved.

(14)    Ordinary resolution: non-binding, advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
896,391,976	156,162,133	447,679	—

Accordingly, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved.

(15)    Special resolution: to adopt the Seventh Amended and Restated Memorandum and Articles of Association of the Company as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non- Votes
1,052,519,947	35,904	445,937	—

Accordingly, the Seventh Amended and Restated Memorandum and Articles of Association of the Company, was adopted.

(16)    Ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposed resolutions 1 to 15:

Votes For	Votes Against	Abstentions	Broker Non- Votes
949,045,011	103,527,421	429,356	—

Accordingly, the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting, to approve any of the proposed resolutions 1 to 15, was approved.

Item 8.01. Other Events.

On June 9, 2023, the Company announced the presentation of new data from its broad blood cancer portfolio of approved therapies and promising early-stage pipeline products at the 2023 European Hematology Association Hybrid Congress. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 13, 2023, Pharmacyclics LLC (“Pharmacyclics”) filed a complaint in the U.S. District Court for the District of Delaware against the Company and its subsidiary, BeiGene USA, Inc., alleging that BRUKINSA® infringes a Pharmacyclics’ patent issued on June 13, 2023. The Company intends to vigorously defend against the claims.

On June 15, 2023, the Company announced that it will present data on its Bruton’s tyrosine kinase inhibitor BRUKINSA® (zanubrutinib) at the 17th International Conference on Malignant Lymphoma. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Seventh Amended and Restated Memorandum and Articles of Association of the Company
99.1	Press release titled “BeiGene Highlights Promising Data from Blood Cancer Portfolio and Pipeline at the European Hematology Association Hybrid Congress” issued by BeiGene, Ltd. on June 9, 2023
99.2	Press release titled “BeiGene Highlights Significant BRUKINSA® (zanubrutinib) Data at the 17th International Conference on Malignant Lymphoma” issued by BeiGene, Ltd. on June 15, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
3.1	Seventh Amended and Restated Memorandum and Articles of Association of the Company
99.1	Press release titled “BeiGene Highlights Promising Data from Blood Cancer Portfolio and Pipeline at the European Hematology Association Hybrid Congress” issued by BeiGene, Ltd. on June 9, 2023
99.2	Press release titled “BeiGene Highlights Significant BRUKINSA® (zanubrutinib) Data at the 17th International Conference on Malignant Lymphoma” issued by BeiGene, Ltd. on June 15, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 15, 2023	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel